                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of The Securities Act of 1934



       Date of Report (Date of earliest event reported) September 13, 1995



                               FP BANCORP, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)


         Delaware                  0-17650                    33-0018976
         --------                  -------                    ----------
      (State or other            (Commission                 (IRS Employer
       jurisdiction                File No.)               Identification No.)


    613 West Valley Parkway, Escondido, California             92025-4929
    ----------------------------------------------             ----------
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (619) 741-3312


                                  FP Bancorp
                                  ----------
        (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On September 13, 1995, FP Bancorp Inc., the parent company of First Pacific National Bank, announced that it and Rancho Santa Fe National Bank had terminated negotiations for the merger of Rancho Santa Fe National Bank into First Pacific National Bank.

On September 14, 1995, FP Bancorp announced that effective September 18, 1995, its common stock was listed on the Nasdaq National Market System. The stock had previously been listed on the Nasdaq SmallCap Market. The stock will continue to trade under the symbol FPBN.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FP BANCORP, Inc.
----------------
(Registrant)



By  MICHAEL J. PERDUE
    --------------------------------
    Michael J. Perdue
    Executive Vice President and Chief Operating Officer
    (Duly authorized officer and principal financial officer)


Dated: October 6, 1995




                                      2